SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              Form 8-K

                           CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

                  Date of Report - July 27, 2006

                 UNION NATIONAL FINANCIAL CORPORATION
        (Exact name of registrant as specified in its charter)



    Pennsylvania                0-19214            23-2415179
 ---------------------------    -------------      -----------

(State or other jurisdiction (Commission File     (IRS Employer
      of Incorporation)             Number)       Identification
                                                      Number)


   101 East Main Street, P.O. Box 567
         Mount Joy, Pennsylvania                      17552
---------------------------------------          --------------
(Address of principal executive offices)           (Zip Code)


 Registrant's telephone number including area code:
                       (717) 653-1441
                         --------------

                                N/A
---------------------------------------------------------------
  (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition
           _____________________________________________

           On July 27, 2006, Union National Financial
           Corporation issued a press release reporting first quarter earnings and announcing a second quarter cash dividend. The aforementioned is attached as an exhibit to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits
           _________________________________

      (b)  Exhibits.

           Exhibit No.   Description
           ___________   ___________
           99.1          Earnings Release dated July 27, 2006.

                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be
signed   on its behalf by the undersigned hereunto duly
authorized.

                             UNION NATIONAL FINANCIAL
CORPORATION                               (Registrant)


Dated: July 27, 2006               /s/Mark D. Gainer
                             ----------------------------------

                             Mark D. Gainer,
                             Chairman, President and Chief
                             Executive Officer

                            EXHIBIT INDEX

                                        Page Number in
Exhibit                                 Manually Signed Original
_______                                 ________________________

99.1       Press Release                5

                          EXHIBIT 99.1

                          Press Release

                          PRESS RELEASE

   Union National Financial Corporation Reports Second Quarter
   ___________________________________________________________
        Earnings and Announces Third Quarter Cash Dividend
        __________________________________________________

Lancaster, Pennsylvania, July 27, 2006. Union National Financial Corporation, the parent bank holding company of Union National Community Bank, reported earnings of $472,000 for the second quarter of 2006, a decrease of 45% from earnings of $859,000 for the second quarter of 2005. Basic and diluted earnings per share for the second quarter of 2006 amounted to $0.19, a decrease 44% as compared to basic and diluted earnings per share of $0.34 for the same period of 2005. For the six months ended June 30, 2006, basic and diluted earnings per share amounted to $0.49 as compared to basic earnings per share of $0.67 and diluted earnings per share of $0.65 for the six months ended June 30, 2005. Consolidated earnings for the six months ended June 30, 2006, were $1,242,000, as compared to $1,681,000 for the same period of 2005. In addition, earnings for the second quarter of 2006 reflected a decrease of 39% as compared to earnings of $770,000 for the first quarter of 2006.

During the second quarter of 2006, Union National followed through on its commitment to previously announced strategic initiatives, positioning itself for future growth through expanded branch operations, including the launch of the Gold Cafe brand in April 2006, and the completion of the remaining bank-occupied portion of its new corporate office facility in Lancaster, PA. Specifically, earnings for the second quarter, as compared to the same period of 2005, were impacted by the following items:

     * Net interest income increased by 5.3% for the quarter as higher income on earning assets, fueled primarily by strong growth in commercial loans, narrowly outpaced higher funding costs during the period. The flat treasury yield curve, a shift in the mix of customer deposits, and increased utilization of higher-cost alternative funding sources contributed to a constriction of the net interest margin.
     * The provision for loan and lease losses increased as compared to the prior year primarily due to an increase in net charge-offs amounting to $205,000 during the second quarter of 2006.
     * Since Home Team Financial, LLC ("Home Team Financial"), the mortgage company subsidiary of Union National
Community Bank, and its settlement company subsidiary, TA of Lancaster, LLC, did not begin operations until the third quarter of 2005, inclusion of their results caused significant increases in consolidated other operating income and expenses in comparison to the prior year.
Home Team Financial's overall contribution to net earnings was $56,000 for the second quarter of 2006; the discussion below excludes the effects of Home Team
Financial from the various income statement line items.
     * Other operating income, including securities gains, increased by 84.8% in comparison to the second quarter of 2005 (17.1% excluding Home Team Financial) primarily due to:
       - An increase in service charge income on deposit accounts resulting primarily from higher overdraft fees;
       -  Loan origination fees for the secondary market;
       -  Increased debit card interchange income; and
       -  Higher ATM service fee income.

     * Other operating expenses increased by 46.6% in comparison to the second quarter of 2005 (24.3% excluding Home Team Financial) primarily resulting from:
     * Higher salaries and wages primarily due to additional staffing needs for the Gold Cafe branch as well as annual performance increases. These costs were accompanied by commensurate increases in retirement plan benefits and other employee benefits;
     * Increased occupancy expenses as a result of the move of corporate headquarters to a leased facility at 570
       Lausch Lane, Lancaster, PA in February 2006 and the opening of the Gold Cafe branch in April 2006;
     * Higher advertising and marketing expenses related to the opening of the Gold Cafe branch and the launch and promotion of the Gold Cafe brand throughout the second quarter of 2006. In addition, expenses were incurred for a comprehensive marketing campaign that is currently underway.

The Board of Directors of Union National Financial Corporation approved the payment of its third regular quarterly cash dividend for 2006. The cash dividend of 16 cents per share is payable on August 21, 2006, to stockholders of record on August
11, 2006.

Financial Highlights            Three Months Ended
____________________            __________________
                    June 30, 2006  June 30, 2005 Percent Change
                   _____________   _____________ _____________

Net Interest Income     $3,702,000     $3,517,000      5.3%
Provision for Loan
   and Lease Losses        307,000        144,000    113.2%
Other Operating Income   2,095,000      1,130,000     85.4%
Investment Securities
   Gains                    19,000         14,000     35.7%
Other Operating
   Expenses              5,092,000      3,473,000     46.6%
Net Income                 472,000        859,000    -45.1%


Per Share Information:
Earnings Per Share - Basic   $0.19          $0.34    -44.1%
Earnings Per Share -
   Assuming Dilution          0.19           0.34    -44.1%
Dividends Per Share          0.160          0.152      5.3%
Performance Ratios:
Net Interest Margin %
   (Taxable-Equivalent)       3.58%          3.83%    -6.5%
Return on Average
   Stockholders' Equity       6.71%         12.38%   -45.8%
Return on Average
   Realized Stockholders'
   Equity (1)                 6.51%         12.59%   -48.3%


                                    Six Months Ended
                                   __________________
                   June 30, 2006   June 30, 2005  Percent Change
                   _____________   _____________  ______________
Net Interest Income   $7,290,000     $7,096,000        2.7%
Provision for Loan
   and Lease Losses      337,000        268,000       25.7%
Other Operating Income 3,949,000      2,118,000       86.4%
Investment Securities
   Gains                  41,000         35,000       17.1%
Other Operating
   Expenses            9,663,000      6,943,000       39.2%
Net Income             1,242,000      1,681,000      -26.1%
Per Share Information:
Earnings Per Share - Basic $0.49          $0.67      -26.9%
Earnings Per Share -
   Assuming Dilution        0.49           0.65      -24.6%
Dividends Per Share        0.320          0.305        4.9%
Performance Ratios:
Net Interest Margin %
   (Taxable-Equivalent)     3.59%          3.92%      -8.4%
Return on Average
   Stockholders' Equity     9.02%         12.45%     -27.6%
Return on Average
   Realized Stockholders'
   Equity (1)               8.78%         12.60%     -30.3%



                               Balance Sheet as of
                  June 30, 2006  June 30, 2005  Percent Change
                  _____________ ______________ _______________
Total Loans and
   Leases         $323,634,000    $282,558,000        14.5%
Allowance for Loan
   and Lease Losses (2,817,000)     (2,561,000)       10.0%
Total Assets       500,932,000     428,037,000        17.0%
Total Deposits     330,483,000     285,461,000        15.8%
Total Stockholders'
   Equity           26,392,000      27,479,000        -4.0%
Per Share Information:
Book Value Per Share    $10.48          $10.94        -4.2%
Balance Sheet Ratios:
Total Stockholders'
   Equity as a % of
   Assets                 5.27%           6.42%      -17.9%
Nonperforming Loans
   as a % of Total Loans  0.54%           0.76%      -28.9%

(1) Excludes the impact of accumulated other comprehensive income (loss) on total stockholders' equity.


Union National Community Bank, a wholly-owned subsidiary of Union National Financial Corporation, has been serving its communities for over 150 years. The bank operates eight retail offices in Lancaster County.

For Further Information, Please Contact:
Mark D. Gainer, Chairman/President/CEO
Union National Financial Corporation
570 Lausch Lane
Lancaster, PA 17601
(717) 653-1441

This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Actual results and trends could differ materially from those set forth in such statements due to various factors. Such factors include the possibility that increased demand or prices for the company's financial services and products may not occur, changing economic and competitive conditions, technological developments and other risks and uncertainties, including those detailed in the Company's filings with the Securities and Exchange Commission.